UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024

RIGETTI COMPUTING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40140	88-0950636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(510) 210-5550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 26, 2024, Rigetti Computing, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with two institutional investors (the “Purchasers”) pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Direct Offering”) an aggregate of 50,000,000 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at a price of $2.00 per Share. The gross proceeds to the Company from the Registered Direct Offering are expected to be approximately $100 million, before deducting the placement agents’ fees and other offering expenses payable by the Company.

The Registered Direct Offering is expected to close on November 27, 2024, subject to the satisfaction of customary closing conditions. The Company intends to use the net proceeds from the Registered Direct Offering for working capital and general corporate purposes. With the net proceeds from the Registered Direct Offering and cash on hand, the Company believes it will be adequately funded to continue its current technology development and on-premises quantum computer business strategy without the need to raise additional capital.

The Purchase Agreements contain representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreements were made only for the purposes of such agreements and as of the specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Pursuant to the terms of the Purchase Agreements, until 90 days following the closing date of the Registered Direct Offering, the Company has agreed not to (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than (a) the prospectus supplement in connection with this Registered Direct Offering, (b) any necessary filing for an Exempt Issuance (as defined in the Purchase Agreements) under applicable law, (c) a registration statement on Form S-8 in connection with any employee benefit plan or (d) the filing of any amendment or supplement to any existing registration statement solely for the purpose of revising any required disclosure in such registration statement and not for the purpose of increasing the offering size pursuant to such registration statement. Such restrictions do not apply to certain Exempt Issuances (as defined in the Purchase Agreements).

In connection with the Registered Direct Offering, the Company entered into a placement agency agreement with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company, on a reasonable best efforts basis. The Company agreed to pay the Placement Agent an aggregate cash fee equal to 5.0% of the gross proceeds received in the Registered Direct Offering.

The Shares are being sold pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-275988) that was originally filed with the Securities and Exchange Commission on December 11, 2023, and which was declared effective on December 19, 2023 and a related base prospectus and prospectus supplement (the “Prospectus Supplement”) thereunder.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by the full text of the form of Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Cooley LLP
10.1	Form of Securities Purchase Agreement, by and among Rigetti Computing, Inc. and the Purchasers
23.1	Consent of Cooley LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including without limitation, statements relating to Rigetti’s expectations regarding the completion and timing of the offering, the satisfaction of customary closing conditions related to the offering, the proceeds that Rigetti expects to receive from the offering, the intended use of proceeds from the offering and Rigetti’s belief that with the net proceeds from the offering and cash on hand it will be adequately funded to continue its current technology development and on-premises quantum computer business strategy without the need to raise additional capital. In addition, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “outlook,” “should,” “could,” “estimate,” “confident” or “continue” or the plural, negative or other variations thereof or comparable terminology are intended to identify forward-looking statements, and any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements speak only as of the date hereof and are based on management’s current assumptions, expectations, beliefs, and information. As such, Rigetti’s actual results could differ materially and adversely from those expressed in any forward-looking statement as a result of various factors and risks. Certain of these factors and risks, including market and other conditions, are discussed in more detail in Rigetti’s most recently-filed Annual Report on Form 10-K, Rigetti’s most recently-filed Quarterly Report on Form 10-Q, and other periodic reports filed from time to time with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by Rigetti or any other person that Rigetti’s objectives or plans will be achieved. The forward-looking statements contained herein reflect Rigetti’s beliefs, estimates, and predictions as of the date hereof, and Rigetti undertakes no obligation to revise or update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2024	RIGETTI COMPUTING, INC.

	By:	/s/ Jeffrey Bertelsen
Jeffrey Bertelsen
Chief Financial Officer